                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2007.

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                000-28107                                  88-0399260
        (Commission File Number)               (IRS Employer Identification No.)

    6100 NEIL ROAD, SUITE 500, RENO,                     NV 89511-1149
(Address of Principal Executive Offices)                   (Zip Code)

                                 (416) 884-8807
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name of Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 SECURITIES AND TRADING MATTERS

TRANSFER OF LISTING;

On January 30, 2007 the NASD approved the transfer of listing of Osprey's stock to the OTC Bulletin Board effective January 31, 2007. The symbol remains the same (OSGL).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSPREY GOLD CORP.


                                        By: /s/ Georges Benarroch
                                            ------------------------------------
                                            Georges Benarroch, President

January 31, 2007